FREIGHT RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2020
FREIGHT RECEIVABLES
Schedule of individually determined to be impaired to a value

USDm	2020	2019	2018
Analysis as of 31 December of freight receivables:
Gross freight receivables:
Not due	17.9	39.8	44.0
Due < 30 days	10.8	22.5	18.8
Due between 30 and 180 days	23.7	25.3	20.5
Due > 180 days	12.0	6.0	4.4
Total gross	64.4	93.6	87.7
Allowance for expected credit loss	5.8	3.7	1.7
Total net	58.6	89.9	86.0

Schedule of movement in provisions for impairment of freight receivables

USDm	2020	2019	2018
Allowance for expected credit loss
Balance as of 1 January	3.7	1.7	1.3
Adjustment to prior years	—	1.5	—
Provisions for the year	3.1	2.4	1.7
Provisions reversed during the year	(1.0)	(1.9)	(1.0)
Provisions utilized during the year	—	—	(0.3)
Balance as of 31 December	5.8	3.7	1.7